Exhibit 10.1

LIGHTING SCIENCE GROUP CORPORATION

FIFTH AMENDMENT TO

BANK OF MONTREAL LOAN AUTHORIZATION AGREEMENT

Bank of Montreal

Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Bank of Montreal Loan Authorization Agreement dated as of July 25, 2008 (the Bank of Montreal Loan Authorization Agreement as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation (the “Borrower”), and BANK OF MONTREAL (the “Lender”); that certain Letter of Credit Rider dated as of July 25, 2008 (the “Letter of Credit Rider”), between the Borrower and the Lender, as amended from time to time; and that certain Demand Note payable to the order of Bank of Montreal dated as of April 19, 2010, in the principal amount of $10,000,000 (as amended from time to time, the “Previous Note”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Borrower has requested that the Lender decrease the amount of Maximum Credit and make certain amendments to the Loan Agreement, and the Lender is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

SECTION 1. AMENDMENTS.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below the Loan Agreement and the Letter of Credit Rider shall be and hereby are amended as follows:

1.1 The amount “$10,000,000” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the amount “$2,000,000”.

1.2. The amount “$10,000,000” set forth in Section 1 of the Letter of Credit Rider shall be deleted and replaced with “$2,000,000”.

1.3. Exhibit A of the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2. NEW NOTE.

In replacement for the Previous Note, the Borrower shall execute and deliver to the Lender a new demand note in the amount of $2,000,000, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “New Note”), which shall substitute for the Lender’s Previous Note and shall evidence the loans outstanding to the Lender. Immediately upon receipt by the Lender of the New Note, the Lender shall cancel the Previous Note and promptly return it to the Borrower. All references in the Loan Agreement and in all other documents and instruments executed in connection therewith to the Previous Note shall be deemed references to the New Note.

SECTION 3. CONDITIONS PRECEDENT.

3.1. The Borrower and the Lender shall have executed and delivered this Amendment and the Borrower shall have executed and delivered the New Note.

3.2. The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.

3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

3.4. Pegasus Partners IV, L.P. shall have executed and delivered to the Lender its consent to this Amendment in the form set forth below.

SECTION 4. REPRESENTATIONS.

In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof the representations and warranties set forth in the Loan Agreement are true and correct in all material respects (except to the extent such representations and warranties relate to a specific date, in which case such representations and warranties are true and correct as of such date in all material respects) and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5. MISCELLANEOUS.

5.1. Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as originals. This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGE TO FOLLOW]

This Fifth Amendment to Bank of Montreal Loan Authorization Agreement is entered into as of this 9th day of July, 2010.

LIGHTING SCIENCE GROUP CORPORATION

By:	/s/ John T. Stanley
	Name:	John T. Stanley
	Title:	Chief Operating Officer

Accepted and agreed to this 9th day of July, 2010.

BANK OF MONTREAL

By:	/s/ Denise Sidlo
	Name:	Denise Sidlo
	Title:	Director

GUARANTOR’S ACKNOWLEDGEMENT AND CONSENT

The undersigned, Pegasus Partners IV, L.P. heretofore executed and delivered to the Lender a Guaranty dated July 25, 2008 (as may be amended from time to time, the “Guaranty”). The undersigned hereby consents to the Fifth Amendment to Bank of Montreal Loan Authorization Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

PEGASUS PARTNERS IV, L.P.

By:	Pegasus Investors IV, L.P., its general partner

By:	Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Daniel Stencel
	Name:	Daniel Stencel
	Its:	CFO/Treasurer

EXHIBIT A

REPLACEMENT DEMAND NOTE

$2,000,000.00	July 9, 2010

ON WRITTEN DEMAND, provided that the undersigned shall have fourteen (14) business days to honor any written demand for payment hereunder (or, if no written demand is made, on April 19, 2011), for value received, the undersigned, LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation, promises to pay to the order of BANK OF MONTREAL (the “Lender”) at its offices at 115 South LaSalle Street, Chicago, Illinois, the principal sum of Two Million and 00/100 Dollars ($2,000,000.00) or, if less, the principal amount of Loans and reimbursement obligations with respect to letters of credit (as and to the extent required pursuant to application and reimbursement agreements therefor) outstanding under the Bank of Montreal Loan Authorization Agreement referred to below together with interest payable at the times and at the rates and in the manner set forth in the Bank of Montreal Loan Authorization Agreement referred to below.

This Note evidences borrowings by and other extensions of credit for the account of the undersigned under that certain Bank of Montreal Loan Authorization Agreement dated as of July 25, 2008, between the undersigned and the Lender, as amended; and this Note and the holder hereof are entitled to all the benefits provided for under the Bank of Montreal Loan Authorization Agreement, to which reference is hereby made for a statement thereof. The undersigned hereby waives presentment and notice of dishonor. The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note. It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of New York.

This Note is issued in substitution and replacement for, and evidences all of the indebtedness previously evidenced by that certain Demand Note of Lighting Science Group Corporation dated as of April 19, 2010, as amended, payable to the Lender in the face principal amount of $10,000,000.00.

[SIGNATURE PAGE TO FOLLOW]

LIGHTING SCIENCE GROUP CORPORATION

By:
Printed Name:

Its: